[C/FUNDS GROUP, INC. LOGO]



FILED VIA EDGAR



October 19, 1998


                   FILED PURSUANT TO RULE 497e
           Amendment to N-1A Filing Dated May 3, 1999



Securities and Exchange Commission
Filing Desk
450 5th Street NW
Washington, DC  20549

Re:  File #2-96218d, 1933 Act Regarding Registration of C/Funds
        Group, Inc.
     File #811-4246, 1940 Act Regarding Registration of C/Funds
        Group, Inc.

Dear Commission:

Attached is an amendment to our N-1A filing of May 3, 1999, informing shareholders and the Commission that the Board of Directors of C/Funds Group, Inc. ("CFI") has approved a Plan of Complete Liquidation of the Adams Equity Fund which will be voted on by Fund Shareholders of record as of October 14 at a Special Meeting of Shareholders currently scheduled for November 18, 1999. In accordance with the Board's right to take action deemed to be best interest of Shareholders as stated in CFI's Prospectus, the Board has directed CFI to terminate the offering of Adams Equity Fund Shares as of October 14, 1999.

Please advise if you require any further information regarding these actions.

Sincerely,

/signature/

Roland G. Caldwell, Jr.
President

RGCjr/ves




[C/FUNDS GROUP, INC. LOGO]







         Adams Equity Fund Series of C/Funds Group, Inc.


                SUPPLEMENT dated October 14, 1999
      To PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
            of C/Funds Group, Inc. dated May 3, 1999



On October 14, 1999, the Board of Directors of C/Funds Group, Inc. approved a Plan of Complete Liquidation of the Adams Equity Fund Series of C/Funds Group, Inc. Also effective that date, the offering of Adams Equity Fund shares was terminated pending completion of a Special Meeting of Shareholders which will be held to vote on the Plan. All current shareholders may redeem their holdings at any time if they wish to do so.



/signature/

Roland G. Caldwell, Jr.
President